UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21563
Eaton Vance Short Duration Diversified Income Fund
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
October 31
Date of Fiscal Year End
April 30, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

EatonVance
Investment Managers

Semiannual Report April 30, 2009

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. The Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

INVESTMENT UPDATE
Economic and Market Conditions

PAYSON F. SWAFFIELD, CFA
Co-Portfolio Manager

MARK S. VENEZIA, CFA
Co-Portfolio Manager

SCOTT H. PAGE, CFA
Co-Portfolio Manager

SUSAN SCHIFF, CFA
Co-Portfolio Manager

CATHERINE C. McDERMOTT
Co-Portfolio Manager

CHRISTINE JOHNSTON, CFA
Co-Portfolio Manager
•	During the six-month period ending April 30, 2009, the global economy continued to deteriorate, and most financial markets remained impaired, although most credit markets began to show tentative signs of stabilization. Currency markets were volatile during the period; the U.S. dollar was mixed against the major currencies. In both the U.S. and the developed sovereign bond markets, yields declined during the period.

•	The period was marked by non-traditional monetary easing measures enacted by the U.S. Federal Reserve, Bank of Japan, Bank of England, the Swiss National Bank and the European Central Bank (ECB). Initially, the major sovereign bond markets reacted positively to the countervailing forces of strong demand for the perceived safety of government securities. However, sovereign yields eventually began to rise as the markets reacted to the dramatic increase in sovereign bond issuance that will be needed to pay for the fiscal stimulus plans of countries around the world. Similar to the more established markets of larger industrial countries, many of the emerging market central banks also cut interest rates in response to the global economic conditions. Yields on most sovereign emerging market bonds fell during the six-month period.

•	Credit markets experienced unprecedented weakness in the early part of the period but staged a significant turnaround in the latter four months. While there was little doubt that a recession would bring higher default rates, it was difficult to reconcile bank loan prices with market fundamentals during the period from October 2008 through December 2008. A range of data and criteria used to monitor creditworthiness suggested that overall credit quality appeared to be in line with previous downturns. Despite this, bank loans traded far below levels consistent with default and recovery expectations, reflecting a full-scale breakdown in the credit markets. In the final four months of the period, however, the market for bank loans began to recover. Cash was put to work in a sector with no active sellers and a new issue market that remained largely closed. As a result, loan prices jumped. Other positive developments included spread tightening and robust debt issuance in the investment-grade debt market and improvements in short-term financing and other liquidity measures as government stimulus programs began to take hold.
Management Discussion
•	The Fund is a closed-end fund that trades on the New York Stock Exchange under the symbol “EVG.” The Fund’s investment objective is to provide a high level of current income. In pursuing its objective, the Fund’s investments have been allocated primarily to senior, secured loans, U.S. government agency mortgage-backed securities (MBS) and foreign obligations.
Eaton Vance Short Duration Diversified Income Fund
Total Return Performance 10/31/08 – 4/30/09

NYSE Symbol		EVG

At Net Asset Value (NAV)[1]		8.58%
At Share Price[1]		9.87
Lipper Global Income Funds Average (At NAV)[2]		9.06
Premium/(Discount) to NAV (4/30/09)		-14.69%
Total Distributions per share		$0.570
Distribution Rate[3]	At NAV	6.96%
	At Share Price	8.16%
See page 3 for more performance information.

[1]	Performance results reflect the effects of leverage resulting from the Fund’s derivative instruments, the reinvestment of securities lending collateral and borrowings. [2] It is not possible to invest directly in a Lipper Classification. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. [3] The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or share price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

INVESTMENT UPDATE
•	During the six-month period, the Fund benefited from the recovery in the bank loan market as well as from yield spread tightening in the MBS market. The total return for the S&P/LSTA Leveraged Loan Index for the six-month period was 5.98%, while the Barclays Capital U.S. Intermediate Government Bond Index returned 4.93%.[1]

•	The Fund’s investments in senior, secured loans remained diverse with respect to individual borrowers, geography and industry holdings. Healthcare, cable and satellite television, and business equipment and services were among the top industry weightings. The Fund’s bank loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion. Among the Fund’s bank loan investments, an overweight in the cable television and business services industries, both of which performed well, contributed positively to its performance. Overweighting the publishing industry, which under-performed the overall bank loan market, detracted from performance, as did exposure to the European loan market.

•	Within the MBS portion of the Fund, the focus remained on seasoned, fixed-rate, U.S. government agency MBS (seasoned MBS). The underlying mortgages within the Fund’s seasoned MBS investments were typically originated more than 10 years ago; therefore, the homeowners have typically built up equity in their homes over time. As a result, these mortgages have relatively low loan-to-value ratios, in addition to the securities being backed by the U.S. government agencies. Despite general credit issues in the market, management believed that the underlying credit quality of this segment remained relatively high.

•	The Fund’s MBS investments contributed positively to performance as yield spreads on seasoned MBS tightened relative to U.S. Treasuries. MBS yield spreads benefited from the Federal Reserve’s purchases of MBS in the secondary market — designed to sustain lower mortgage rates and support the housing market — which began in January 2009. MBS returns were also boosted by falling U.S. Treasury yields amidst a global flight to quality.

•	The Fund’s foreign investments consisted primarily of long and short forward currency contracts, foreign denominated sovereign bonds and other derivatives. While there were certain countries that contributed significantly to the positive return of the Fund, the overall foreign investment performance was only slightly positive. Regions that detracted from the Fund’s performance included Africa, Eastern Europe, and, to a lesser extent, Asia.

•	In Africa, a short position in the South African rand was the main contributor to performance. While politics are likely to be a negative for South Africa’s economy in the medium to long term, a rally in commodity prices, and gold in particular, caused the currency to appreciate during the period.

•	In Eastern and Central Europe, the Fund benefited from positions in smaller emerging market countries such as the Republic of Georgia, Kazakhstan and Macedonia. However, gains in these positions were more than offset by losses in a long position in the Polish zloty. The zloty, which was the Fund’s largest position in the region, was hurt by association with other countries in the region whose financial systems were more affected by the global financial crisis.

•	In Asia, gains in long positions in Indonesian sovereign debt were more than offset by short positions in Japanese government bond futures, the Philippine peso, and Philippine sovereign credit derivatives. Indonesia was a standout in Southeast Asia, demonstrating political stability against a backdrop of political unrest in Malaysia and Thailand. Indonesia’s commodity-based economy was also less affected by the global financial crisis and contraction in the U.S. than were the more manufacturing-oriented economies in the rest of Asia.

•	Latin America contributed to the Fund’s international performance. Brazil was the primary positive contributor to performance. Brazil’s currency, the real, depreciated sharply following Lehman Brothers’ default in September, but appreciated over the remainder of the period as its economy remained relatively stable and its financial system was not significantly affected by the global financial crisis. Other positives in the region were offset by losses in Mexico.

•	The Fund employs leverage through the use of derivative instruments and borrowings. The Fund’s leverage was comprised of approximately 20% through borrowings and 27% through derivative investments. Use of leverage creates an opportunity for increased total return but, at the same time, creates special risks (including the likelihood of greater volatility of net asset and market price).

[1]	It is not possible to invest directly in an Index. The Barclays Capital U.S. Intermediate Government Bond Index is an unmanaged index of U.S. government bonds with maturities from one up to (but not including) 10 years. The S&P/LSTA Leveraged Loan Index is an unmanaged loan market index.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

FUND PERFORMANCE
Performance1

New York Stock Exchange Symbol	EVG

Average Annual Total Returns (at share price, NYSE)
Six Months	9.87%
One Year	-8.44
Life of Fund (2/28/05)	-0.56

Average Annual Total Returns (at net asset value)
Six Months	8.58%
One Year	-2.96
Life of Fund (2/28/05)	3.30

[1]	Performance results reflect the effects of leverage.
Fund Composition
Fund Allocations2

By total leveraged assets

[2]	Fund Allocations are as of 4/30/09 and are as a percentage of the Fund’s total leveraged assets. Total leveraged assets include all assets of the Fund (including those acquired with financial leverage), the notional value of long and short forward foreign currency contracts and other foreign obligations derivatives held by the Fund. Fund Allocations as a percentage of the Fund’s net assets amounted to 190.2% as of 4/30/09. Fund Allocations are subject to change due to active management. Please refer to the definition of total leveraged assets within the Notes to Financial Statements included herein.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Senior Floating-Rate Interests — 57.2%(1)

Principal
Amount*		Borrower/Tranche Description	Value

Aerospace and Defense — 1.2%

ACTS Aero Technical Support & Service, Inc.
	187,773	Term Loan, 7.37%, Maturing October 5, 2014	$36,616
DAE Aviation Holdings, Inc.
	114,894	Term Loan, 4.39%, Maturing July 31, 2014	67,787
	112,975	Term Loan, 4.79%, Maturing July 31, 2014	66,655
Evergreen International Aviation
	262,275	Term Loan, 9.00%, Maturing October 31, 2011	138,022
Hawker Beechcraft Acquisition
	1,870,778	Term Loan, 3.22%, Maturing March 26, 2014	979,040
	110,132	Term Loan, 3.22%, Maturing March 26, 2014	57,636
Hexcel Corp.
	387,657	Term Loan, 3.34%, Maturing March 1, 2012	356,644
TransDigm, Inc.
	1,000,000	Term Loan, 3.23%, Maturing June 23, 2013	920,833
Vought Aircraft Industries, Inc.
	846,032	Term Loan, 2.93%, Maturing December 17, 2011	669,423
	121,212	Term Loan, 3.01%, Maturing December 17, 2011	87,879

			$3,380,535

Air Transport — 0.4%

Delta Air Lines, Inc.
	500,000	Term loan, 2.36%, Maturing April 30, 2012	$339,000
	343,875	Term Loan - Second Lien, 3.74%, Maturing April 30, 2014	177,812
Northwest Airlines, Inc.
	500,000	DIP Loan, 2.46%, Maturing August 21, 2009	753,653

			$1,270,465

Automotive — 3.1%

Accuride Corp.
	535,682	Term Loan, 8.00%, Maturing January 31, 2012	$327,770
Adesa, Inc.
	885,330	Term Loan, 3.10%, Maturing October 18, 2013	742,792
Allison Transmission, Inc.
	795,684	Term Loan, 3.22%, Maturing September 30, 2014	574,440
Chrysler Financial
	493,737	Term Loan, 4.45%, Maturing August 1, 2014	366,776
Dayco Europe S.R.I.
EUR	222,196	Term Loan, Maturing June 21, 2010(8)	44,980
Dayco Products, LLC
	490,795	Term Loan, Maturing June 21, 2011(8)	75,092
Delphi Corp.
	674,382	DIP Loan, 9.25%, Maturing June 30, 2009	574,068
Federal-Mogul Corp.
	292,942	Term Loan, 2.43%, Maturing December 27, 2014	167,465
	226,795	Term Loan, 2.39%, Maturing December 27, 2015	129,651
Ford Motor Co.
	488,750	Term Loan, 3.69%, Maturing December 15, 2013	309,579
General Motors Corp.
	899,099	Term Loan, 8.00%, Maturing November 29, 2013	591,158
Goodyear Tire & Rubber Co.
	3,175,000	Term Loan - Second Lien, 2.19%, Maturing April 30, 2010	2,667,568
HLI Operating Co., Inc.
EUR	27,273	Term Loan, 9.50%, Maturing May 30, 2014	14,253
EUR	1,300,473	Term Loan, 9.50%, Maturing May 30, 2014	679,659
Keystone Automotive Operations, Inc.
	237,119	Term Loan, 4.33%, Maturing January 12, 2012	98,997
LKQ Corp.
	244,232	Term Loan, 2.71%, Maturing October 12, 2014	217,977
TriMas Corp.
	1,070,313	Term Loan, 2.75%, Maturing August 2, 2011	917,793
	297,070	Term Loan, 3.09%, Maturing August 2, 2013	254,738
TRW Automotive, Inc.
	500,000	Term Loan, 2.00%, Maturing February 2, 2014	335,833

			$9,090,589

Beverage and Tobacco — 0.0%

Culligan International Co.
EUR	300,000	Term Loan - Second Lien, 6.25%, Maturing May 31, 2013	$76,905

			$76,905

Building and Development — 1.3%

Brickman Group Holdings, Inc.
	586,649	Term Loan, 2.43%, Maturing January 23, 2014	$512,584
Building Materials Corp. of America
	391,089	Term Loan, 3.25%, Maturing February 22, 2014	294,784
Epco/Fantome, LLC
	440,000	Term Loan, 3.06%, Maturing November 23, 2010	336,600
Hovstone Holdings, LLC
	132,500	Term Loan, 5.50%, Maturing July 1, 2009(2)	53,305
LNR Property Corp.
	704,000	Term Loan, 4.00%, Maturing July 3, 2011	375,936
Mueller Water Products, Inc.
	498,731	Term Loan, 2.66%, Maturing May 24, 2014	421,428
Panolam Industries Holdings, Inc.
	155,749	Term Loan, 5.00%, Maturing September 30, 2012	89,556

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Building and Development (continued)

Realogy Corp.
	255,301	Term Loan, 3.41%, Maturing September 1, 2014	$166,401
	948,262	Term Loan, 4.18%, Maturing September 1, 2014	618,064
TRU 2005 RE Holding Co.
	567,453	Term Loan, 3.51%, Maturing December 9, 2009	358,914
United Subcontractors, Inc.
	254,008	Term Loan - Second Lien, 11.69%, Maturing June 27, 2013(2)(3)	16,765
Wintergames Acquisition ULC
	732,122	Term Loan, 7.93%, Maturing October 22, 2013	494,182

			$3,738,519

Business Equipment and Services — 4.9%

Activant Solutions, Inc.
	500,000	Term Loan, 3.25%, Maturing May 1, 2013	$343,333
Acxiom Corp.
	469,378	Term Loan, 2.60%, Maturing September 15, 2012	436,522
Affiliated Computer Services
	498,718	Term Loan, 2.46%, Maturing March 20, 2013	471,427
Affinion Group, Inc.
	1,394,370	Term Loan, 3.73%, Maturing October 17, 2012	1,227,046
Allied Barton Security Service
	199,076	Term Loan, 6.75%, Maturing February 21, 2015	187,131
Education Management, LLC
	1,418,654	Term Loan, 3.00%, Maturing June 1, 2013	1,278,308
Info USA, Inc.
	88,082	Term Loan, 3.22%, Maturing February 14, 2012	71,126
Intergraph Corp.
	921,020	Term Loan, 3.26%, Maturing May 29, 2014	842,733
Mitchell International, Inc.
	191,088	Term Loan, 3.25%, Maturing March 28, 2014	149,048
N.E.W. Holdings I, LLC
	259,699	Term Loan, 3.47%, Maturing May 22, 2014	181,140
Protection One, Inc.
	1,053,852	Term Loan, 2.68%, Maturing March 31, 2012	830,786
Quintiles Transnational Corp.
	890,176	Term Loan, 2.92%, Maturing March 31, 2013	814,511
Sabre, Inc.
	1,364,593	Term Loan, 3.07%, Maturing September 30, 2014	759,737
Serena Software, Inc.
	1,192,500	Term Loan, 2.92%, Maturing March 10, 2013	854,128
Sitel (Client Logic)
	273,201	Term Loan, 6.42%, Maturing January 29, 2014	170,751
SunGard Data Systems, Inc.
	1,905,965	Term Loan, 2.67%, Maturing February 11, 2013	1,720,398
TDS Investor Corp.
EUR	525,796	Term Loan, 3.78%, Maturing August 23, 2013	449,874
Ticketmaster
	1,000,000	Term Loan, 4.23%, Maturing July 22, 2014	930,000
Valassis Communications, Inc.
	108,564	Term Loan, 2.18%, Maturing March 2, 2014	93,094
	482,438	Term Loan, 2.18%, Maturing March 2, 2014	413,690
VWR International, Inc.
	950,000	Term Loan, 2.93%, Maturing June 28, 2013	767,916
West Corp.
	1,681,740	Term Loan, 2.83%, Maturing October 24, 2013	1,423,640

			$14,416,339

Cable and Satellite Television — 4.4%

Cequel Communications, LLC
	475,000	Term Loan - Second Lien, 5.00%, Maturing May 5, 2014	$380,848
	1,126,296	Term Loan - Second Lien, 6.49%, Maturing May 5, 2014(3)	927,223
Charter Communications Operating, Inc.
	1,966,935	Term Loan, 4.69%, Maturing April 28, 2013	1,664,519
CSC Holdings, Inc.
	1,484,694	Term Loan, 2.20%, Maturing March 29, 2013	1,377,518
CW Media Holdings, Inc.
	1,194,468	Term Loan, 4.47%, Maturing February 15, 2015	967,893
Insight Midwest Holdings, LLC
	1,029,375	Term Loan, 2.50%, Maturing April 6, 2014	945,738
Kabel Deutschland GmbH
EUR	1,000,000	Term Loan, 2.72%, Maturing March 31, 2012	1,202,183
MCC Iowa, LLC
	1,979,747	Term Loan, 2.08%, Maturing January 31, 2015	1,766,924
ProSiebenSat.1 Media AG
EUR	61,836	Term Loan, 4.59%, Maturing March 2, 2015	13,295
EUR	9,415	Term Loan, 3.75%, Maturing June 26, 2015	7,968
EUR	231,985	Term Loan, 3.75%, Maturing June 26, 2015	196,332
EUR	61,836	Term Loan, 4.84%, Maturing March 2, 2016	13,295
UPC Broadband Holding B.V.
EUR	2,400,000	Term Loan, 3.14%, Maturing October 16, 2011	2,604,582
YPSO Holding SA
EUR	496,137	Term Loan, 3.69%, Maturing July 28, 2014	439,814
EUR	191,468	Term Loan, 3.69%, Maturing July 28, 2014	169,732
EUR	312,395	Term Loan, 3.69%, Maturing July 28, 2014	276,931

			$12,954,795

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Chemicals and Plastics — 3.0%

Brenntag Holding GmbH and Co.
EUR	1,111,253	Term Loan, 9.57%, Maturing December 23, 2013(3)	$720,447
Celanese Holdings, LLC
	1,488,627	Term Loan, 2.94%, Maturing April 2, 2014	1,325,216
Cognis GmbH
	400,000	Term Loan, 3.65%, Maturing September 15, 2013	292,000
Foamex L.P.
	210,205	Term Loan, Maturing February 12, 2013(8)	60,609
Georgia Gulf Corp.
	185,647	Term Loan, 8.91%, Maturing October 3, 2013	120,052
Huntsman International, LLC
	2,474,747	Term Loan, 2.18%, Maturing August 16, 2012	2,054,040
INEOS Group
	1,218,045	Term Loan, 7.50%, Maturing December 14, 2013	653,684
	1,218,045	Term Loan, 8.00%, Maturing December 14, 2014	653,684
Innophos, Inc.
	247,660	Term Loan, 3.43%, Maturing August 10, 2010	233,420
Kranton Polymers, LLC
	625,232	Term Loan, 3.25%, Maturing May 12, 2013	425,783
Lucite International Group Holdings
	180,024	Term Loan, 2.68%, Maturing July 7, 2013	174,623
	63,750	Term Loan, 2.68%, Maturing July 7, 2013	61,837
MacDermid, Inc.
EUR	391,192	Term Loan, 3.21%, Maturing April 12, 2014	269,145
Millenium Inorganic Chemicals
	300,000	Term Loan - Second Lien, 6.97%, Maturing October 31, 2014	181,500
Propex Fabrics, Inc.
	193,799	Term Loan, 7.25%, Maturing July 31, 2012(3)	30,523
Rockwood Specialties Group
EUR	1,425,000	Term Loan, 2.96%, Maturing July 30, 2012	1,630,886

			$8,887,449

Clothing/Textiles — 0.4%

Hanesbrands, Inc.
	1,000,000	Term Loan, 5.80%, Maturing September 5, 2013	$979,792
	250,000	Term Loan - Second Lien, 4.84%, Maturing March 5, 2014	226,250
St. John Knits International, Inc.
	110,366	Term Loan, 9.00%, Maturing March 23, 2012	74,497

			$1,280,539

Conglomerates — 2.0%

Doncasters (Dunde HoldCo 4 Ltd.)
	123,889	Term Loan, 2.99%, Maturing July 13, 2015	$72,475
	123,889	Term Loan, 3.49%, Maturing July 13, 2015	72,475
GBP	250,000	Term Loan - Second Lien, 5.48%, Maturing January 13, 2016	161,804
Jarden Corp.
	992,588	Term Loan, 2.97%, Maturing January 24, 2012	953,380
	200,804	Term Loan, 2.97%, Maturing January 24, 2012	192,872
	491,339	Term Loan, 3.72%, Maturing January 24, 2012	477,009
Polymer Group, Inc.
	1,202,405	Term Loan, 3.21%, Maturing November 22, 2012	1,040,081
RBS Global, Inc.
	2,000,000	Term Loan, 3.36%, Maturing July 19, 2013	1,592,500
RGIS Holdings, LLC
	812,755	Term Loan, 3.45%, Maturing April 30, 2014	608,211
	40,638	Term Loan, 3.72%, Maturing April 30, 2014	30,411
The Manitowoc Company, Inc.
	249,375	Term Loan, 6.50%, Maturing August 21, 2014	191,520
US Investigations Services, Inc.
	517,105	Term Loan, 3.98%, Maturing February 21, 2015	423,164
Vertrue, Inc.
	241,831	Term Loan, 4.22%, Maturing August 16, 2014	180,164

			$5,996,066

Containers and Glass Products — 1.7%

Berry Plastics Corp.
	535,297	Term Loan, 2.47%, Maturing April 3, 2015	$394,113
Consolidated Container Co.
	318,500	Term Loan, 2.68%, Maturing March 28, 2014	222,950
Crown Americas, Inc.
EUR	970,000	Term Loan, 2.75%, Maturing November 15, 2012	1,135,815
Graham Packaging Holdings Co.
	985,072	Term Loan, 2.76%, Maturing October 7, 2011	892,038
Pregis Corp.
	943,824	Term Loan, 2.68%, Maturing October 12, 2011	755,059
Smurfit-Stone Container Corp.
	379,392	DIP Loan, 10.00%, Maturing August 6, 2010	382,948
	598,442	Term Loan, 3.00%, Maturing November 1, 2009	469,777
	198,452	Term Loan, 2.50%, Maturing December 31, 2009	155,785
	77,886	Term Loan, 2.82%, Maturing November 1, 2011	60,596
	136,674	Term Loan, 2.82%, Maturing November 1, 2011	105,376
	257,610	Term Loan, 2.82%, Maturing November 1, 2011	200,421
	121,839	Term Loan, 4.50%, Maturing November 1, 2011	93,938

			$4,868,816

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Cosmetics/Toiletries — 0.3%

Bausch & Lomb, Inc.
	120,645	Term Loan, 3.53%, Maturing April 30, 2015(5)	$104,871
	476,548	Term Loan, 4.47%, Maturing April 30, 2015	414,240
Prestige Brands, Inc.
	512,381	Term Loan, 2.68%, Maturing April 7, 2011	494,448

			$1,013,559

Drugs — 0.6%

Pharmaceutical Holdings Corp.
	100,812	Term Loan, 3.75%, Maturing January 30, 2012	$89,723
Stiefel Laboratories, Inc.
	581,708	Term Loan, 3.39%, Maturing December 28, 2013	573,710
	760,530	Term Loan, 3.39%, Maturing December 28, 2013	750,073
Warner Chilcott Corp.
	111,526	Term Loan, 2.43%, Maturing January 18, 2012	105,225
	317,994	Term Loan, 2.87%, Maturing January 18, 2012	300,028

			$1,818,759

Ecological Services and Equipment — 0.4%

Big Dumpster Merger Sub, Inc.
	96,305	Term Loan, 2.68%, Maturing February 5, 2013	$52,486
Blue Waste B.V. (AVR Acquisition)
EUR	500,000	Term Loan, 3.24%, Maturing April 1, 2015	538,060
Sensus Metering Systems, Inc.
	352,706	Term Loan, 2.80%, Maturing December 17, 2010	319,199
Wastequip, Inc.
	396,195	Term Loan, 2.68%, Maturing February 5, 2013	215,926

			$1,125,671

Electronics/Electrical — 1.6%

Aspect Software, Inc.
	369,190	Term Loan, 4.25%, Maturing July 11, 2011	$241,819
	500,000	Term Loan - Second Lien, 8.31%, Maturing July 11, 2013	130,000
Freescale Semiconductor, Inc.
	1,189,213	Term Loan, 2.26%, Maturing December 1, 2013	700,521
Infor Enterprise Solutions Holdings
	736,821	Term Loan, 4.18%, Maturing July 28, 2012	530,511
	384,429	Term Loan, 4.18%, Maturing July 28, 2012	276,789
	250,000	Term Loan - Second Lien, 5.93%, Maturing March 2, 2014	81,875
	91,667	Term Loan - Second Lien, 6.68%, Maturing March 2, 2014	30,021
	158,333	Term Loan - Second Lien, 6.68%, Maturing March 2, 2014	54,625
Network Solutions, LLC
	695,101	Term Loan, 3.13%, Maturing March 7, 2014	503,948
Open Solutions, Inc.
	318,557	Term Loan, 3.23%, Maturing January 23, 2014	175,206
Sensata Technologies Finance Co.
	979,849	Term Loan, 2.80%, Maturing April 27, 2013	693,243
Spectrum Brands, Inc.
	16,486	Term Loan, 6.25%, Maturing March 30, 2013	13,144
	324,842	Term Loan, 6.25%, Maturing March 30, 2013	258,980
SS&C Technologies, Inc.
	384,433	Term Loan, 3.22%, Maturing November 23, 2012	317,158
Vertafore, Inc.
	486,316	Term Loan, 3.75%, Maturing January 31, 2012	442,547
	275,000	Term Loan - Second Lien, 7.25%, Maturing January 31, 2013	195,938

			$4,646,325

Equipment Leasing — 0.1%

AWAS Capital, Inc.
	497,981	Term Loan - Second Lien, 7.25%, Maturing March 22, 2013	$191,723

			$191,723

Farming/Agriculture — 0.1%

BF Bolthouse HoldCo, LLC
	375,000	Term Loan - Second Lien, 5.93%, Maturing December 16, 2013	$268,125

			$268,125

Financial Intermediaries — 0.6%

Citco III, Ltd.
	1,000,000	Term Loan, 3.58%, Maturing June 30, 2014	$555,000
INVESTools, Inc.
	773,438	Term Loan, 3.68%, Maturing August 13, 2012	754,102
Jupiter Asset Management Group
GBP	213,077	Term Loan, 3.71%, Maturing June 30, 2015	150,122
LPL Holdings, Inc.
	493,703	Term Loan, 2.66%, Maturing December 18, 2014	422,939

			$1,882,163

Food Products — 1.4%

Acosta, Inc.
	607,813	Term Loan, 2.68%, Maturing July 28, 2013	$529,557

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Food Products (continued)

Advantage Sales & Marketing, Inc.
	917,995	Term Loan, 2.48%, Maturing March 29, 2013	$798,656
American Seafoods Group, LLC
	576,577	Term Loan, 1.93%, Maturing September 30, 2011	495,857
Michael Foods, Inc.
	197,824	Term Loan, 3.06%, Maturing November 21, 2010	197,165
	200,000	Term Loan, Maturing April 30, 2014(4)	200,500
Pinnacle Foods Finance, LLC
	1,056,188	Term Loan, 3.25%, Maturing April 2, 2014	885,548
Reddy Ice Group, Inc.
	925,000	Term Loan, 2.20%, Maturing August 9, 2012	624,375
Wrigley Company
	254,478	Term Loan, 6.50%, Maturing October 6, 2014	254,718

			$3,986,376

Food Service — 1.4%

Aramark Corp.
	1,880,530	Term Loan, 3.10%, Maturing January 26, 2014	$1,720,685
	119,470	Term Loan, 4.06%, Maturing January 26, 2014	109,315
GBP	537,625	Term Loan, 3.81%, Maturing January 27, 2014	693,930
Buffets, Inc.
	132,208	Term Loan, 7.73%, Maturing July 22, 2009(3)	19,831
	13,172	Term Loan, 7.73%, Maturing July 22, 2009(3)	1,976
	38,621	Term Loan, 7.43%, Maturing May 1, 2013(3)	3,235
	275,004	Term Loan, 7.77%, Maturing November 1, 2013(3)	23,032
Denny’s, Inc.
	37,000	Term Loan, 2.00%, Maturing March 31, 2012	33,300
	126,329	Term Loan, 3.86%, Maturing March 31, 2012	113,696
JRD Holdings, Inc.
	615,856	Term Loan, 2.71%, Maturing June 26, 2014	583,524
OSI Restaurant Partners, LLC
	18,797	Term Loan, 2.75%, Maturing May 9, 2013	13,322
	208,564	Term Loan, 2.75%, Maturing May 9, 2014	147,819
QCE Finance, LLC
	275,000	Term Loan - Second Lien, 6.98%, Maturing November 5, 2013	93,500
Selecta
EUR	741,246	Term Loan, 5.41%, Maturing June 28, 2015	576,186

			$4,133,351

Food/Drug Retailers — 1.7%

General Nutrition Centers, Inc.
	784,272	Term Loan, 3.15%, Maturing September 16, 2013	$664,670
Iceland Foods Group, Ltd.
GBP	250,000	Term Loan, 2.62%, Maturing May 2, 2014	345,798
GBP	250,000	Term Loan, 3.37%, Maturing May 2, 2015	345,798
Rite Aid Corp.
	997,481	Term Loan, 2.20%, Maturing June 1, 2014	809,456
	1,496,241	Term Loan, 6.00%, Maturing June 4, 2014	1,220,932
Rite Aid Funding II
	500,000	Term Loan, 14.25%, Maturing September 14, 2010	510,000
Roundy’s Supermarkets, Inc.
	1,167,855	Term Loan, 3.20%, Maturing November 3, 2011	1,070,534

			$4,967,188

Forest Products — 1.5%

Appleton Papers, Inc.
	500,000	Term Loan, 6.50%, Maturing June 5, 2014	$362,500
Georgia-Pacific Corp.
	2,657,082	Term Loan, 2.72%, Maturing December 20, 2012	2,485,204
Newpage Corp.
	1,793,350	Term Loan, 4.79%, Maturing December 5, 2014	1,400,806

			$4,248,510

Healthcare — 5.4%

Accellent, Inc.
	986,477	Term Loan, 3.76%, Maturing November 22, 2012	$820,421
American Medical Systems
	301,687	Term Loan, 2.69%, Maturing July 20, 2012	280,569
AMR HoldCo, Inc.
	287,625	Term Loan, 2.47%, Maturing February 10, 2012	263,177
Biomet, Inc.
	763,375	Term Loan, 4.15%, Maturing December 26, 2014	715,664
EUR	344,750	Term Loan, 4.34%, Maturing December 26, 2014	418,507
Cardinal Health 409, Inc.
	417,563	Term Loan, 2.68%, Maturing April 10, 2014	293,964
Carestream Health, Inc.
	880,073	Term Loan, 2.43%, Maturing April 30, 2013	763,903
Carl Zeiss Vision Holding GmbH
	400,000	Term Loan, 2.93%, Maturing March 23, 2015	140,917
Community Health Systems, Inc.
	104,552	Term Loan, 2.68%, Maturing July 25, 2014	94,632
	2,048,738	Term Loan, 3.45%, Maturing July 25, 2014	1,854,341
Concentra, Inc.
	494,924	Term Loan, 3.47%, Maturing June 25, 2014	366,244
Dako EQT Project Delphi
	250,000	Term Loan - Second Lien, 4.96%, Maturing December 12, 2016	93,750
DJO Finance, LLC
	197,500	Term Loan, 3.77%, Maturing May 15, 2014	175,874

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Healthcare (continued)

Fenwal, Inc.
	427,326	Term Loan, 2.73%, Maturing February 28, 2014	$338,300
	72,674	Term Loan, 3.51%, Maturing February 28, 2014	57,534
HCA, Inc.
	2,066,222	Term Loan, 3.47%, Maturing November 18, 2013	1,869,931
Health Management Association, Inc.
	1,043,399	Term Loan, 2.97%, Maturing February 28, 2014	907,888
HealthSouth Corp.
	483,102	Term Loan, 2.96%, Maturing March 10, 2013	438,243
IM U.S. Holdings, LLC
	818,043	Term Loan, 2.78%, Maturing June 26, 2014	755,872
Invacare Corp.
	171,600	Term Loan, 3.21%, Maturing February 12, 2013	151,437
MultiPlan Merger Corp.
	437,038	Term Loan, 2.94%, Maturing April 12, 2013	385,140
Mylan, Inc.
	1,000,000	Term Loan, Maturing October 2, 2014(4)	953,056
National Mentor Holdings, Inc.
	16,800	Term Loan, 2.44%, Maturing June 29, 2013	11,452
	275,412	Term Loan, 3.22%, Maturing June 29, 2013	187,739
Nyco Holdings
EUR	307,765	Term Loan, 3.78%, Maturing December 29, 2014	330,752
EUR	307,765	Term Loan, 4.53%, Maturing December 29, 2015	330,752
P&F Capital S.A.R.L.
EUR	206,748	Term Loan, 4.10%, Maturing February 21, 2014	248,416
EUR	64,291	Term Loan, 4.10%, Maturing February 21, 2014	77,248
EUR	123,769	Term Loan, 4.10%, Maturing February 21, 2014	148,713
EUR	99,350	Term Loan, 4.10%, Maturing February 21, 2014	119,374
EUR	93,422	Term Loan, 4.60%, Maturing February 21, 2015	112,250
EUR	34,708	Term Loan, 4.60%, Maturing February 21, 2015	41,703
EUR	72,073	Term Loan, 4.60%, Maturing February 21, 2015	86,599
EUR	293,557	Term Loan, 4.60%, Maturing February 21, 2015	352,720
ReAble Therapeutics Finance, LLC
	434,897	Term Loan, 2.89%, Maturing November 16, 2013	397,931
Select Medical Corp.
	492,462	Term Loan, 3.25%, Maturing February 24, 2012	437,799
Select Medical Holdings Corp.
	480,000	Term Loan, 3.25%, Maturing February 24, 2012	426,720
Viant Holdings, Inc.
	482,564	Term Loan, 3.47%, Maturing June 25, 2014	364,336

			$15,813,868

Home Furnishings — 0.7%

Interline Brands, Inc.
	263,533	Term Loan, 2.12%, Maturing June 23, 2013	$201,602
	191,304	Term Loan, 2.12%, Maturing June 23, 2013	146,348
National Bedding Co., LLC
	997,449	Term Loan, 2.46%, Maturing August 31, 2011	588,495
Oreck Corp.
	440,909	Term Loan, Maturing February 2, 2012(2)(8)	143,295
Simmons Co.
	1,306,601	Term Loan, 10.50%, Maturing December 19, 2011	1,036,026

			$2,115,766

Industrial Equipment — 1.3%

Brand Energy and Infrastructure Services, Inc.
	197,000	Term Loan, 4.49%, Maturing February 7, 2014	$137,900
CEVA Group PLC U.S.
	754,297	Term Loan, 3.43%, Maturing January 4, 2014	382,806
	263,724	Term Loan, 3.44%, Maturing January 4, 2014	133,840
	262,114	Term Loan, 4.22%, Maturing January 4, 2014	133,023
EPD Holdings (Goodyear Engineering Products)
	86,406	Term Loan, 2.97%, Maturing July 13, 2014	43,779
	603,313	Term Loan, 2.97%, Maturing July 13, 2014	305,679
	200,000	Term Loan - Second Lien, 6.22%, Maturing July 13, 2015	35,750
Generac Acquisition Corp.
	363,396	Term Loan, 3.00%, Maturing November 7, 2013	238,327
Gleason Corp.
	174,893	Term Loan, 2.97%, Maturing June 30, 2013	149,097
	20,089	Term Loan, 2.97%, Maturing June 30, 2013	17,126
John Maneely Co.
	1,506,333	Term Loan, 4.11%, Maturing December 8, 2013	1,093,975
Polypore, Inc.
	835,125	Term Loan, 2.50%, Maturing July 3, 2014	718,208
Sequa Corp.
	397,522	Term Loan, 3.74%, Maturing November 30, 2014	252,426
TFS Acquisition Corp.
	219,375	Term Loan, 4.72%, Maturing August 11, 2013	101,461

			$3,743,397

Insurance — 1.3%

CCC Information Services Group, Inc.
	566,020	Term Loan, 2.68%, Maturing February 10, 2013	$500,928
Conseco, Inc.
	778,883	Term Loan, 6.50%, Maturing October 10, 2013	327,131
Crawford & Company
	347,143	Term Loan, 3.72%, Maturing October 31, 2013	293,336
Crump Group, Inc.
	225,099	Term Loan, 3.43%, Maturing August 4, 2014	168,824

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*	Borrower/Tranche Description	Value

Insurance (continued)

Getty Images, Inc.
1,462,773	Term Loan, 6.25%, Maturing July 2, 2015	$1,434,128
Hub International Holdings, Inc.
130,806	Term Loan, 3.72%, Maturing June 13, 2014	102,028
581,955	Term Loan, 3.72%, Maturing June 13, 2014	453,925
U.S.I. Holdings Corp.
719,318	Term Loan, 3.97%, Maturing May 4, 2014	502,323

		$3,782,623

Leisure Goods/Activities/Movies — 3.0%

24 Hour Fitness Worldwide, Inc.
392,850	Term Loan, 3.31%, Maturing June 8, 2012	$259,281
AMC Entertainment, Inc.
1,979,540	Term Loan, 1.94%, Maturing January 26, 2013	1,838,992
Bombardier Recreational Products
524,051	Term Loan, 3.95%, Maturing June 28, 2013	267,266
Cinemark, Inc.
997,442	Term Loan, 2.29%, Maturing October 5, 2013	933,025
Metro-Goldwyn-Mayer Holdings, Inc.
1,606,411	Term Loan, 3.68%, Maturing April 8, 2012	787,811
National CineMedia, LLC
725,000	Term Loan, 3.08%, Maturing February 13, 2015	646,156
Regal Cinemas Corp.
1,979,695	Term Loan, 4.97%, Maturing November 10, 2010	1,913,190
Revolution Studios Distribution Co., LLC
298,632	Term Loan, 4.18%, Maturing December 21, 2014	243,385
225,000	Term Loan - Second Lien, 7.43%, Maturing June 21, 2015	67,500
Six Flags Theme Parks, Inc.
835,125	Term Loan, 3.37%, Maturing April 30, 2015	634,695
Universal City Development Partners, Ltd.
925,455	Term Loan, 6.00%, Maturing June 9, 2011	882,652
Zuffa, LLC
491,250	Term Loan, 2.50%, Maturing June 20, 2016	405,281

		$8,879,234

Lodging and Casinos — 1.3%

Harrah’s Operating Co.
1,980,000	Term Loan, 3.87%, Maturing January 28, 2015	$1,419,413
495,000	Term Loan, 4.09%, Maturing January 28, 2015	353,925
Herbst Gaming, Inc.
994,937	Term Loan, Maturing December 2, 2011(8)	220,545
Isle of Capri Casinos, Inc.
216,226	Term Loan, 2.18%, Maturing November 30, 2013	175,143
540,565	Term Loan, 2.97%, Maturing November 30, 2013	437,858
162,998	Term Loan, 2.97%, Maturing November 30, 2013	132,028
New World Gaming Partners, Ltd.
288,021	Term Loan, 3.71%, Maturing June 30, 2014	142,570
58,333	Term Loan, 3.71%, Maturing June 30, 2014	28,875
Venetian Casino Resort/Las Vegas Sands, Inc.
166,807	Term Loan, 2.18%, Maturing May 14, 2014	101,676
825,630	Term Loan, 2.18%, Maturing May 23, 2014	503,259
VML US Finance, LLC
133,333	Term Loan, 2.68%, Maturing May 25, 2012	98,167
266,667	Term Loan, 2.68%, Maturing May 25, 2013	196,333

		$3,809,792

Nonferrous Metals/Minerals — 0.5%

Euramax International, Inc.
167,941	Term Loan - Second Lien, Maturing June 28, 2013(8)	$7,557
83,309	Term Loan - Second Lien, Maturing June 28, 2013(8)	3,749
Murray Energy Corp.
688,033	Term Loan, 6.94%, Maturing January 28, 2010	653,631
Noranda Aluminum Acquisition
1,428,575	Term Loan, 2.45%, Maturing May 18, 2014	810,716

		$1,475,653

Oil and Gas — 1.7%

Citgo Petroleum Corp.
997,423	Term Loan, 1.80%, Maturing November 15, 2012	$872,745
Dresser, Inc.
300,000	Term Loan - Second Lien, 6.99%, Maturing May 4, 2015	167,250
Dynegy Holdings, Inc.
924,793	Term Loan, 1.93%, Maturing April 2, 2013	829,713
75,017	Term Loan, 1.93%, Maturing April 2, 2013	67,304
Enterprise GP Holdings, L.P.
297,000	Term Loan, 3.12%, Maturing October 31, 2014	280,665
Hercules Offshore, Inc.
997,462	Term Loan, 2.96%, Maturing July 6, 2013	681,267
Targa Resources, Inc.
817,675	Term Loan, 2.44%, Maturing October 31, 2012	716,049
1,493,604	Term Loan, 2.44%, Maturing October 31, 2012	1,307,970

		$4,922,963

Publishing — 3.7%

American Media Operations, Inc.
1,471,936	Term Loan, 10.00%, Maturing January 31, 2013	$814,164

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Publishing (continued)

CanWest MediaWorks, Ltd.
	221,062	Term Loan, 3.26%, Maturing July 10, 2014	$87,320
GateHouse Media Operating, Inc.
	739,130	Term Loan, 2.44%, Maturing August 28, 2014	186,894
	310,870	Term Loan, 2.47%, Maturing August 28, 2014	78,606
Idearc, Inc.
	2,716,156	Term Loan, Maturing November 17, 2014(8)	1,068,731
Laureate Education, Inc.
	59,137	Term Loan, 4.34%, Maturing August 17, 2014	43,880
	395,165	Term Loan, 4.34%, Maturing August 17, 2014	293,213
MediaNews Group, Inc.
	198,282	Term Loan, 7.72%, Maturing August 2, 2013	38,996
Mediannuaire Holding
EUR	242,204	Term Loan, 3.91%, Maturing October 10, 2014	133,258
EUR	242,204	Term Loan, 4.41%, Maturing October 10, 2015	133,258
Nebraska Book Co., Inc.
	714,379	Term Loan, 7.77%, Maturing March 4, 2011	650,085
Nielsen Finance, LLC
	1,957,598	Term Loan, 2.47%, Maturing August 9, 2013	1,664,849
Philadelphia Newspapers, LLC
	212,423	Term Loan, Maturing June 29, 2013(8)	52,398
R.H. Donnelley Corp.
	968,985	Term Loan, 6.75%, Maturing June 30, 2010	656,487
Reader’s Digest Association, Inc. (The)
	1,906,500	Term Loan, 3.29%, Maturing March 2, 2014	652,976
SGS International, Inc.
	500,000	Term Loan, 4.02%, Maturing December 30, 2011	387,500
TL Acquisitions, Inc.
	494,975	Term Loan, 2.93%, Maturing July 5, 2014	367,395
Tribune Co.
	179,200	Term Loan, Maturing May 17, 2009(8)	52,326
	500,000	Term Loan, Maturing May 17, 2014(4)(8)	128,959
	790,000	Term Loan, Maturing May 17, 2014(8)	231,816
World Directories Acquisition
EUR	877,676	Term Loan, 3.60%, Maturing May 31, 2014	561,272
Xsys, Inc.
EUR	1,000,000	Term Loan, 3.94%, Maturing September 27, 2014	696,833
YBR Acquisition BV
EUR	450,000	Term Loan, 3.47%, Maturing June 30, 2013	377,890
EUR	450,000	Term Loan, 3.97%, Maturing June 30, 2014	377,890
Yell Group, PLC
	2,000,000	Term Loan, 3.43%, Maturing February 10, 2013	1,032,142

			$10,769,138

Radio and Television — 2.0%

Block Communications, Inc.
	266,063	Term Loan, 3.22%, Maturing December 22, 2011	$222,162
CMP KC, LLC
	480,594	Term Loan, 4.50%, Maturing May 5, 2013(2)	137,930
Intelsat Corp.
	727,221	Term Loan, 2.99%, Maturing January 3, 2014	665,811
	727,000	Term Loan, 2.99%, Maturing January 3, 2014	665,609
	727,000	Term Loan, 2.99%, Maturing January 3, 2014	665,609
NEP II, Inc.
	171,498	Term Loan, 2.69%, Maturing February 16, 2014	146,631
Nexstar Broadcasting, Inc.
	359,702	Term Loan, 2.79%, Maturing October 1, 2012	223,015
	380,256	Term Loan, 2.97%, Maturing October 1, 2012	235,759
Paxson Communications Corp.
	850,000	Term Loan, Maturing January 15, 2012(8)	213,829
SFX Entertainment
	338,292	Term Loan, 4.14%, Maturing June 21, 2013	287,548
Tyrol Acquisition 2 SAS
EUR	250,000	Term Loan, 2.97%, Maturing January 19, 2015	241,529
EUR	250,000	Term Loan, 4.46%, Maturing January 19, 2016	241,529
Univision Communications, Inc.
	2,524,990	Term Loan, 2.68%, Maturing September 29, 2014	1,553,500
Young Broadcasting, Inc.
	241,250	Term Loan, 4.75%, Maturing November 3, 2012	94,691
	486,250	Term Loan, 4.75%, Maturing November 3, 2012	190,853

			$5,786,005

Rail Industries — 0.1%

Rail America, Inc.
	27,360	Term Loan, 5.20%, Maturing August 14, 2009	$24,487
	422,640	Term Loan, 5.20%, Maturing August 13, 2010	378,263

			$402,750

Retailers (Except Food and Drug) — 0.8%

American Achievement Corp.
	190,407	Term Loan, 2.70%, Maturing March 25, 2011	$163,750
Josten’s Corp.
	375,045	Term Loan, 2.50%, Maturing October 4, 2011	351,605
Neiman Marcus Group, Inc.
	205,696	Term Loan, 2.97%, Maturing April 5, 2013	143,473
Orbitz Worldwide, Inc.
	310,275	Term Loan, 3.97%, Maturing July 25, 2014	114,285

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount*		Borrower/Tranche Description	Value

Retailers (Except Food and Drug) (continued)

Oriental Trading Co., Inc.
	300,000	Term Loan - Second Lien, 6.43%, Maturing January 31, 2013	$64,875
	450,352	Term Loan, 7.50%, Maturing July 31, 2013	268,410
Rent-A-Center, Inc.
	256,786	Term Loan, 2.22%, Maturing November 15, 2012	243,946
Rover Acquisition Corp.
	415,438	Term Loan, 3.16%, Maturing October 26, 2013	375,556
Savers, Inc.
	100,222	Term Loan, 3.25%, Maturing August 11, 2012	87,193
	109,651	Term Loan, 3.25%, Maturing August 11, 2012	95,396
The Yankee Candle Company, Inc.
	411,675	Term Loan, 3.21%, Maturing February 6, 2014	345,035

			$2,253,524

Steel — 0.2%

Algoma Acquisition Corp.
	703,243	Term Loan, 2.93%, Maturing June 20, 2013	$407,881
Niagara Corp.
	294,750	Term Loan, 5.60%, Maturing June 29, 2014	165,797

			$573,678

Surface Transport — 0.1%

Swift Transportation Co., Inc.
	500,059	Term Loan, 3.81%, Maturing May 10, 2014	$307,224

			$307,224

Telecommunications — 1.4%

Asurion Corp.
	425,000	Term Loan, 3.78%, Maturing July 13, 2012	$371,238
	250,000	Term Loan - Second Lien, 6.97%, Maturing January 13, 2013	192,500
BCM Luxembourg, Ltd.
EUR	369,310	Term Loan, 2.85%, Maturing September 30, 2014	317,847
EUR	369,351	Term Loan, 3.10%, Maturing September 30, 2015	317,883
EUR	500,000	Term Loan - Second Lien, 5.22%, Maturing March 31, 2016	268,479
CommScope, Inc.
	413,190	Term Loan, 3.57%, Maturing November 19, 2014	367,481
Crown Castle Operating Co.
	500,000	Term Loan, 1.93%, Maturing January 9, 2014	460,625
Intelsat Subsidiary Holding Co.
	292,500	Term Loan, 2.99%, Maturing July 3, 2013	269,685
IPC Systems, Inc.
GBP	255,545	Term Loan, 3.91%, Maturing May 31, 2014	219,263
Macquarie UK Broadcast Ventures, Ltd.
GBP	219,163	Term Loan, 2.85%, Maturing December 26, 2014	229,114
Stratos Global Corp.
	302,250	Term Loan, 3.72%, Maturing February 13, 2012	288,649
Windstream Corp.
	862,249	Term Loan, 2.07%, Maturing July 17, 2013	809,032

			$4,111,796

Utilities — 1.6%

AEI Finance Holding, LLC
	75,414	Revolving Loan, 3.44%, Maturing March 30, 2012	$49,019
	531,549	Term Loan, 4.22%, Maturing March 30, 2014	345,507
Astoria Generating Co.
	375,000	Term Loan - Second Lien, 4.20%, Maturing August 23, 2013	322,031
BRSP, LLC
	480,188	Term Loan, 5.55%, Maturing July 13, 2009	396,155
Calpine Corp.
	245,023	Term Loan, 4.10%, Maturing March 29, 2014	209,572
Mirant North America, LLC
	899,849	Term Loan, 2.18%, Maturing January 3, 2013	844,733
NRG Energy, Inc.
	1,041,341	Term Loan, 2.72%, Maturing June 1, 2014	971,810
	556,432	Term Loan, 2.82%, Maturing June 1, 2014	519,278
TXU Texas Competitive Electric Holdings Co., LLC
	1,209,100	Term Loan, 3.97%, Maturing October 10, 2014	819,852
	221,625	Term Loan, 3.97%, Maturing October 10, 2014	150,579

			$4,628,536

Total Senior Floating-Rate Interests
(identified cost $209,988,855)			$167,618,714

Mortgage-Backed Securities — 66.2%
Collateralized Mortgage Obligations — 9.9%

Principal
Amount
(000’s omitted)		Security	Value

Federal Home Loan Mortgage Corp.:
	$6,978	Series 2113, Class QG, 6.00%, 1/15/29	$7,356,004
	3,423	Series 2167, Class BZ, 7.00%, 6/15/29	3,638,026
	4,328	Series 2182, Class ZB, 8.00%, 9/15/29	4,720,651

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Principal
	Amount
	(000’s omitted)	Security	Value

Federal National Mortgage Association:
	$239	Series 1989-89, Class H, 9.00%, 11/25/19	$269,121
	520	Series 1991-122, Class N, 7.50%, 9/25/21	566,973
	4,760	Series 1993-84, Class M, 7.50%, 6/25/23	5,268,070
	1,823	Series 1994-42, CLass K, 6.50%, 4/25/24	1,956,154
	1,366	Series 1997-28, Class ZA, 7.50%, 4/20/27	1,487,837
	1,290	Series 1997-38, Class N, 8.00%, 5/20/27	1,450,430
	2,163	Series G-33, Class PT, 7.00%, 10/25/21	2,332,441

Total Collateralized Mortgage Obligations
(identified cost $27,455,364)			$29,045,707

Mortgage Pass-Throughs — 56.3%

	Principal
	Amount
	(000’s omitted)	Security	Value

Federal Home Loan Mortgage Corp.:
	$7,675	3.759%, with maturity at 2035(7)	$7,762,015
	12,253	5.00%, with maturity at 2019	12,788,554
	12,456	6.00%, with various maturities to 2029(6)	13,114,245
	2,488	6.15%, with maturity at 2027	2,633,696
	6,209	6.50%, with maturity at 2019	6,564,685
	9,683	7.00%, with various maturities to 2035	10,313,311
	6,249	7.50%, with various maturities to 2035	6,952,472
	7,660	8.00%, with various maturities to 2032(6)	8,552,541
	6,318	8.50%, with various maturities to 2031	7,279,794
	607	9.00%, with maturity at 2031	715,356
	558	9.50%, with various maturities to 2022	635,038
	1,310	11.50%, with maturity at 2019	1,437,800

			$78,749,507

Federal National Mortgage Association:
	$9,221	5.00%, with maturity at 2013	$9,507,337
	3,015	5.50%, with maturity at 2029	3,114,600
	3,580	6.321%, with maturity at 2032(7)	3,684,944
	7,659	6.50%, with maturity at 2018	8,084,311
	12,983	7.00%, with various maturities to 2033	14,102,212
	14,892	7.50%, with various maturities to 2031	16,658,978
	4,355	8.00%, with various maturities to 2029	4,881,864
	868	8.50%, with maturity at 2027	985,792
	2,018	9.00%, with various maturities to 2029	2,340,718
	175	9.50%, with maturity at 2014	182,960
	1,779	10.00%, with various maturities to 2031	2,009,864

			$65,553,580

Government National Mortgage Association:
	$6,753	7.50%, with maturity at 2025	$7,516,558
	6,664	8.00%, with various maturities to 2027	7,520,211
	3,466	9.00%, with maturity at 2026	4,040,904
	630	9.50%, with maturity at 2025	732,851
	743	11.00%, with maturity at 2018	827,802

			$20,638,326

Total Mortgage Pass-Throughs
(identified cost $159,286,753)			$164,941,413

Total Mortgage-Backed Securities
(identified cost $186,742,117)			$193,987,120

Asset Backed Securities — 0.0%

	Principal
	Amount
	(000’s omitted)	Security	Value

	$500	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.863%, 7/17/19(7)(15)	$20,000

Total Asset Backed Securities
(identified cost $500,000)			$20,000

Corporate Bonds & Notes — 0.2%

	Principal
	Amount
	(000’s omitted)	Security	Value

Building and Development — 0.1%

Grohe Holding, Variable Rate
EUR	500	4.31%, 1/15/14	$363,852

			$363,852

Telecommunications — 0.1%

Qwest Corp., Sr. Notes, Variable Rate
	$200	4.57%, 6/15/13	$182,000

			$182,000

Total Corporate Bonds & Notes
(identified cost $846,625)			$545,852

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Foreign Corporate Bonds & Notes — 1.3%

Principal
Amount
(000’s omitted)		Security	Value

BG Finance B.V.
	$400	9.00%, 2/8/12	$220,000
JP Morgan Chilean Inflation Linked Note
	$2,341	3.80%, 11/17/15(9)	2,381,784
Kazkommerts International
	$2,000	7.875%, 4/7/14	1,150,000

Total Foreign Corporate Bonds & Notes
(identified cost $3,792,315)			$3,751,784

Foreign Government Securities — 9.1%

Principal
Amount
(000’s omitted)		Security	Value

Emirate of Abu Dhabi
	$780	6.75%, 4/8/19	$794,903
Ghana Government Bond
GHS	730	13.69%, 3/15/10(2)	474,175
GHS	320	13.50%, 3/30/10(2)	207,058
GHS	1,300	13.67%, 6/11/12(2)	749,217
Ivory Coast
	$562	4.00%, 3/31/28(8)	210,620
Nota Do Tesouro Nacional
BRL	2,852	6.00%, 5/15/15(10)	1,224,815
Republic of Colombia
	$970	7.375%, 3/18/19	1,024,417
Republic of Georgia
	$8,181	7.50%, 4/15/13	6,213,470
Republic of Indonesia
	$600	6.875%, 1/17/18	541,500
	1,960	11.625%, 3/4/19	2,352,000
Republic of Korea
	$970	7.125%, 4/16/19	994,299
Republic of Macedonia
EUR	1,716	4.625%, 12/8/15	1,769,535
Republic of Peru
	$580	7.125%, 3/30/19	629,300
Republic of Turkey
TRY	5,473	10.00%, 2/15/12(11)	3,450,655
TRY	6,869	12.00%, 8/14/13(12)	4,625,399
Republic of Uruguay
UYU	46,159	5.00%, 9/14/18(13)	1,430,449

Total Foreign Government Securities
(identified cost $26,583,966)			$26,691,812

Currency Options Purchased — 0.0%

	Principal Amount
	of Contracts		Strike	Expiration
Description	(000’s omitted)		Price	Date	Value

Euro Put Option	EUR	300	1.3745	5/13/09	$16,072
Japanese Yen Put Option	JPY	741,000	106.91	4/8/10	96,174
South Korean Won Call Option	KRW	1,831,000	915.50	6/2/09	2,820

Total Currency Options Purchased
(identified cost $180,233)					$115,066

Short-Term Investments — 4.4%
Foreign Government Securities — 1.0%

Principal
Amount
(000’s omitted)		Security	Value

Republic of Iceland
ISK	64,770	0.00%, 5/15/09	$379,446
ISK	38,182	0.00%, 6/15/09	221,714
ISK	129,537	7.00%, 3/17/10	745,793
ISK	289,604	8.50%, 6/12/09	1,695,381

Total Foreign Government Securities
(identified cost $3,201,613)			$3,042,334

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Other Securities — 3.4%

	Interest/
	Principal Amount
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.13%(14)	$7,112	$7,111,864
State Street Bank and Trust Time Deposit, 0.01%, 5/1/09	2,750	2,750,000

Total Other Securities
(identified cost $9,861,864)		$9,861,864

Total Short-Term Investments
(identified cost $13,063,477)		$12,904,198

Total Investments — 138.4%
(identified cost $441,697,588)		$405,634,546

Less Unfunded Loan Commitments — (0.0)%		$(30,158)

Net Investments — 138.4%
(identified cost $441,667,430)		$405,604,388

Currency Options Written — (0.0)%

	Principal Amount
	of Contracts		Strike	Expiration
Description	(000’s omitted)		Price	Date	Value

Japanese Yen Call Option	JPY	1,057,000	76.30	4/8/10	$(125,825)

Total Currency Options Written
(premiums received $135,484)					$(125,825)

Other Assets, Less Liabilities — (38.4)%					$(112,310,424)

Net Assets — 100.0%					$293,168,139

*	In U.S. dollars unless otherwise indicated.

DIP - Debtor in Possession

BRL - Brazilian Real

EUR - Euro

GBP - British Pound Sterling

GHS - Ghanaian Cedi

ISK - Icelandic Krona

JPY - Japanese Yen

KRW - South Korean Won

TRY - Turkish New Lira

UYU - Uruguayan Peso

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrower to repay at their election. The degree to which borrowers repay,

whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(4)	This Senior Loan will settle after April 30, 2009, at which time the interest rate will be determined.

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(6)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(7)	Adjustable rate security. Rate shown is the rate at April 30, 2009.

(8)	Defaulted security.

(9)	Bond pays a 3.80% coupon on the face at the end of the payment period. Principal is adjusted based on changes in the Chilean UF (Unidad de Fomento) Rate. The original face is $2,000,000 and the current face is $2,341,162.

(10)	Bond pays a 6.00% coupon on the face at the end of the payment period. Principal is adjusted based on the ICPA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 1,569,000 and the current face is BRL 2,851,937.

(11)	Bond pays a 10.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI Ratio 5 year Notes issued 01/07. The original face is TRY 4,586,000 and the current face is TRY 5,472,657.

(12)	Bond pays a 12.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI Ratio 5 year Notes issued 8/08. The original face is TRY 6,627,000 and the current face is TRY 6,869,415.

(13)	Bond pays a 5.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Uruguayan inflation rate. The original face is UYU 38,030,000 and the current face is UYU 46,159,192.

(14)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2009.

(15)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2009, the aggregate value of the securities is $20,000 or 0.0% of the Fund’s net assets.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $434,555,566)	$398,492,524
Affiliated investment, at value (identified cost, $7,111,864)	7,111,864
Cash	3,500,046
Foreign currency, at value (identified cost, $90,756)	90,817
Receivable for investments sold	3,034,187
Interest receivable	2,897,054
Interest receivable from affiliated investment	803
Receivable for daily variation margin on open financial futures contracts	25,648
Receivable for open forward foreign currency exchange contracts	385,140
Receivable for closed forward foreign currency exchange contracts	270,714
Receivable for open swap contracts	1,530,631
Prepaid expenses and other assets	147,246

Total assets	$417,486,674

Liabilities

Notes payable	$115,000,000
Payable for investments purchased	4,548,491
Written options outstanding, at value (premiums received, $135,484)	125,825
Payable for open swap contracts	3,093,615
Payable for open forward foreign currency exchange contracts	998,887
Payable for closed forward foreign currency exchange contracts	176,387
Payable to affiliate for investment adviser fee	211,455
Payable to affiliate for Trustees’ fees	1,028
Accrued expenses	162,847

Total liabilities	$124,318,535

Net Assets	$293,168,139

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 18,886,596 shares issued and outstanding	$188,866
Additional paid-in capital	369,515,542
Accumulated net realized loss (computed on the basis of identified cost)	(37,253,518)
Accumulated distributions in excess of net investment income	(1,357,860)
Net unrealized depreciation (computed on the basis of identified cost)	(37,924,891)

Net Assets	$293,168,139

Net Asset Value

($293,168,139 ÷ 18,886,596 common shares issued and outstanding)	$15.52

Statement of Operations

For the Six Months Ended
April 30, 2009

Investment Income

Interest (net of foreign taxes, $46,462)	$11,963,075
Interest income allocated from affiliated investment	61,509
Expenses allocated from affiliated investment	(30,877)

Total investment income	$11,993,707

Expenses

Investment adviser fee	$1,687,561
Trustees’ fees and expenses	6,383
Custodian fee	179,218
Interest expense and fees	433,350
Legal and accounting services	190,195
Printing and postage	23,338
Transfer and dividend disbursing agent fees	10,869
Miscellaneous	76,846

Total expenses	$2,607,760

Deduct —
Reduction of investment adviser fee	$457,922
Reduction of custodian fee	54

Total expense reductions	$457,976

Net expenses	$2,149,784

Net investment income	$9,843,923

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$(8,423,152)
Financial futures contracts	(578,643)
Swap contracts	(263,815)
Foreign currency and forward foreign currency exchange contract transactions	(3,240,791)

Net realized loss	$(12,506,401)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$29,098,095
Financial futures contracts	343,733
Written options	9,659
Swap contracts	(1,277,288)
Foreign currency and forward foreign currency exchange contracts	(4,313,227)

Net change in unrealized appreciation (depreciation)	$23,860,972

Net realized and unrealized gain	$11,354,571

Net increase in net assets from operations	$21,198,494

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	April 30, 2009	Year Ended
in Net Assets	(Unaudited)	October 31, 2008

From operations —
Net investment income	$9,843,923	$21,662,998
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(12,506,401)	3,488,665
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, written options, swap contracts, foreign currency and forward foreign currency exchange contracts	23,860,972	(66,230,288)

Net increase (decrease) in net assets from operations	$21,198,494	$(41,078,625)

Distributions to shareholders —
From net investment income	$(10,765,360)*	$(25,806,645)

Total distributions to shareholders	$(10,765,360)	$(25,806,645)

Net increase (decrease) in net assets	$10,433,134	$(66,885,270)

Net Assets

At beginning of period	$282,735,005	$349,620,275

At end of period	$293,168,139	$282,735,005

Accumulated distributions in excess of net investment income included in net assets

At end of period	$(1,357,860)	$(436,423)

* A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

Statement of Cash Flows

For the Six Months Ended
Cash Flows From	April 30, 2009
Operating Activities	(Unaudited)

Net increase in net assets from operations	$21,198,494
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(89,755,468)
Investments sold and principal repayments	52,913,941
Increase in short-term investments, net	(2,757,208)
Net accretion/amortization of premium (discount)	19,205
Amortization of structuring fee on notes payable	28,047
Decrease in interest receivable	481,021
Decrease in interest receivable from affiliated investment	4,204
Increase in receivable for investments sold	(2,263,399)
Decrease in receivable for daily variation margin on open financial futures contracts	136,977
Decrease in receivable for open forward foreign currency exchange contracts	4,605,474
Decrease in receivable for closed forward foreign currency exchange contracts	42,160
Decrease in receivable for open swap contracts	1,261,500
Increase in prepaid expenses and other assets	(123,594)
Increase in payable for investments purchased	3,870,755
Decrease in payable for interest on swap contracts	(75,621)
Increase in payable for open forward foreign currency exchange contracts	29,653
Decrease in payable for closed forward foreign currency exchange contracts	(17,125)
Increase in payable for open swap contracts	15,788
Decrease in payable to affiliate for investment adviser fee	(16,186)
Increase in payable to affiliate for Trustees’ fees	214
Increase in written options outstanding	125,825
Decrease in accrued expenses	(186,536)
Decrease in unfunded loan commitments	(68,240)
Net change in unrealized (appreciation) depreciation on investments	(29,098,095)
Net realized loss on investments	8,423,152

Net cash used in operating activities	$(31,205,062)

Cash Flows From Financing Activities

Cash distributions paid, net of reinvestments	$(10,765,360)
Proceeds from notes payable	115,000,000
Repayment of demand note payable	(70,900,000)
Decrease in due to custodian - foreign currency	(257,189)

Net cash provided by financing activities	$33,077,451

Net increase in cash	$1,872,389

Cash at beginning of period	$1,718,474

Cash at end of period(1)	$3,590,863

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$440,338

(1) Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Six Months Ended		Year Ended October 31,
	April 30, 2009					Period Ended
	(Unaudited)		2008	2007	2006	October 31, 2005(1)

Net asset value — Beginning of period	$14.970		$18.510	$18.420	$18.570	$19.100	(2)

Income (loss) from operations

Net investment income(3)	$0.521		$1.147	$1.129	$1.015	$0.540
Net realized and unrealized gain (loss)	0.599		(3.321)	0.381	0.238	(0.250)

Total income (loss) from operations	$1.120		$(2.174)	$1.510	$1.253	$0.290

Less distributions

From net investment income	$(0.570	)*	$(1.366)	$(1.420)	$(1.322)	$(0.667)
Tax return of capital	—		—	—	(0.081)	(0.113)

Total distributions	$(0.570)		$(1.366)	$(1.420)	$(1.403)	$(0.780)

Offering costs charged to paid-in capital(3)	$—		$—	$—	$—	$(0.040)

Net asset value — End of period	$15.520		$14.970	$18.510	$18.420	$18.570

Market value — End of period	$13.240		$12.620	$16.500	$17.750	$16.070

Total Investment Return on Net Asset Value(4)	8.58	%(9)	(11.57)%	8.82%	7.73%	1.71	%(5)(9)

Total Investment Return on Market Value(4)	9.87	%(9)	(16.36)%	0.66%	19.96%	(11.98	)%(5)(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$293,168		$282,735	$349,620	$347,241	$350,146
Expenses before custodian fee reduction excluding interest and fees	1.27	%(7)	1.15%	1.14%	1.11%	1.02	%(7)
Interest and fee expense(6)	0.32	%(7)	0.06%	—	—	—
Total expenses before custodian fee reduction	1.59	%(7)	1.21%	1.14%	1.11%	1.02	%(7)
Expenses after custodian fee reduction excluding interest and fees	1.27	%(7)	1.15%	1.14%	1.11%	1.01	%(7)
Net investment income	7.16	%(7)	6.54%	6.12%	5.50%	4.26	%(7)
Portfolio Turnover	12	%(9)	31%	114%	56%	89	%(9)

Senior Securities:
Total notes payable outstanding (in 000’s)	$115,000		$70,900	$—	$—	$—
Asset coverage per $1,000 of notes payable(8)	$3,549		$4,988	$—	$—	$—

(1)	For the period from the start of business, February 28, 2005, to October 31, 2005.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average common shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)	Interest expense relates to borrowings for the purpose of financial leverage. See Note 8.

(7)	Annualized.

(8)	Calculated by subtracting the Fund’s total liabilities (not including notes payable) from the Fund’s total assets and dividing the result by the notes payable balance in thousands.

(9)	Not annualized.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by independent pricing services, when in the services’ judgment, these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. The value of preferred debt securities that are valued by a pricing service on an equity basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options (including options on securities, indices and foreign currencies) are valued based on broker quotations, when available and deemed reliable. Financial futures contracts and options on financial futures contracts listed on one or more exchanges are valued based on the last sale price on any exchange on which such contract is listed. Forward foreign currency exchange contracts are generally valued using forward exchange rates supplied by a pricing vendor. Interest rate swaps and cross-currency swaps are normally valued using valuations provided by pricing vendors. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by pricing vendors. The pricing vendors employ electronic data processing techniques to determine the present value

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing vendor using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At April 30, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $22,255,201 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($2,603,915), October 31, 2014 ($1,684,823) and October 31, 2016 ($17,966,463).

As of April 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms.

L  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

P  Credit Default Swaps — The Fund may enter into credit default swap contacts to manage its credit risk, to gain exposure to a credit in which the Fund may otherwise invest, or to enhance return. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no benefits from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is the seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

R  Interim Financial Statements — The interim financial statements relating to April 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains, if any. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component. For the six months ended April 30, 2009, the amount of distributions estimated to be a tax return of capital was approximately $528,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services render to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily total leveraged assets, subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked to market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreement provides that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of April 30, 2009, the Fund’s investment leverage was 47% of its total leveraged assets. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s adviser fee. For the six months ended April 30, 2009, the Fund’s adviser fee totaled $1,717,208 of which $29,647 was allocated from Cash Management and $1,687,561 was paid or accrued directly by the Fund. For the six months ended April 30, 2009, the adviser fee was equivalent to 0.67% (annualized) of the Fund’s average daily total leveraged assets and 1.25% (annualized) of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily total leveraged assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily total leveraged assets in year six, 0.10% in year seven and 0.05% in year eight. Pursuant to this agreement, EVM waived $457,922 of its adviser fee for the six months ended April 30, 2009.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the six months ended April 30, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$56,442,679
U.S. Government and Agency Securities	27,635,416

$84,078,095

Sales

Investments (non-U.S. Government)	$25,814,028
U.S. Government and Agency Securities	15,087,398

$40,901,426

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the six months ended April 30, 2009 and the year ended October 31, 2008.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$443,661,516

Gross unrealized appreciation	$11,005,339
Gross unrealized depreciation	(49,062,467)

Net unrealized depreciation	$(38,057,128)

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at April 30, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

5/29/09	British Pound Sterling 1,767,222	United States Dollar 2,594,229	$(20,043)
5/11/09	Croatian Kuna 3,168,900	Euro 413,695	(17,567)
5/14/09	Czech Republic Koruna 45,460,000	Euro 1,691,866	(9,041)
5/18/09	Euro 1,341,098	United States Dollar 1,767,071	(7,257)
5/29/09	Euro 14,536,652	United States Dollar 18,952,741	(279,126)
5/22/09	Israeli Shekel 8,050,000	United States Dollar 1,893,939	(33,791)
6/01/09	Japanese Yen 204,100,000	United States Dollar 2,117,593	47,313
5/07/09	Malaysian Ringgit 3,010,000	United States Dollar 828,061	(17,378)
5/26/09	Malaysian Ringgit 8,500,000	United States Dollar 2,329,916	(55,745)
5/22/09	Philippine Peso 97,600,000	United States Dollar 2,003,243	(10,776)
5/29/09	Singapore Dollar 3,110,000	United States Dollar 2,071,676	(28,801)
5/07/09	South African Rand 18,183,563	United States Dollar 1,996,000	(150,489)
5/18/09	South African Rand 39,778,983	United States Dollar 4,631,117	(53,039)
5/26/09	Taiwan Dollar 76,400,000	United States Dollar 2,199,321	(124,728)
6/12/09	Taiwan Dollar 60,270,000	United States Dollar 1,767,455	(72,454)
6/30/09	Taiwan Dollar 76,350,000	United States Dollar 2,266,991	(67,737)
5/11/09	Thai Baht 49,670,000	United States Dollar 1,395,617	(11,701)
5/19/09	Thai Baht 61,600,000	United States Dollar 1,734,869	(9,747)

			$(922,107)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

6/02/09	Brazilian Real 2,883,492	United States Dollar 1,296,709	$10,419
5/20/09	British Pound Sterling 1,460,000	Euro 1,648,909	(21,744)
5/19/09	Colombian Peso 3,463,573,521	United States Dollar 1,507,212	1,928
5/12/09	Euro 4,408,946	United States Dollar 5,841,060	(7,723)
5/07/09	New Turkish Lira 1,995,812	United States Dollar 1,196,171	49,111
5/18/09	Norwegian Krone 14,140,000	United States Dollar 2,094,442	58,146
5/27/09	Norwegian Krone 12,390,000	United States Dollar 1,855,096	30,371
5/07/09	Polish Zloty 4,541,250	Euro 1,025,715	636
5/12/09	Polish Zloty 19,298,750	Euro 4,299,599	79,415
6/01/09	South Korean Won 2,855,000,000	United States Dollar 2,119,368	107,801

			$308,360

At April 30, 2009, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $270,714 and a payable of $176,387.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Futures Contracts

					Net
					Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

6/09	22
	U.S. 5 Year Treasury Note	Short	$(2,572,376)	$(2,577,094)	$(4,718)
6/09	17
	U.S. 10 Year Treasury Note	Short	(2,089,050)	(2,055,938)	33,112
9/10	130
	U.K. 3 Month Pound Sterling	Long	23,146,164	23,484,127	337,963

					$366,357

Description of the underlying instruments to Futures Contracts:

•	U.K. 3 Month Pound Sterling: Interest Rate Futures traded on LIFFE London.

Interest Rate Swaps

		Fund Pays/				Net
		Receives		Annual		Unrealized
	Notional	Floating	Floating	Fixed	Termination	Appreciation
Counterparty	Amount	Rate	Rate Index	Rate	Date	(Depreciation)

JPMorgan Chase Bank	BRL 3,693,637	Pay	Brazilian Interbank Deposit Rate	12.73%	1/02/12	$108,508

JPMorgan Chase Bank	BRL 4,309,749	Pay	Brazilian Interbank Deposit Rate	10.35	1/02/12	(117,823)

						$(9,315)

BRL - Brazilian Real

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market	Net
		Amount*	Annual		Annual	Unrealized
Reference		(000’s	Fixed	Termination	Fixed	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	Rate***	(Depreciation)

Brazil	JPMorgan Chase Bank	$2,100	5.25%	11/20/09	1.38%	$102,261

Columbia	Credit Suisse First Boston, Inc.	2,200	4.90	11/20/09	2.11	89,709

Iceland	JPMorgan Chase Bank	1,300	1.70	3/20/18	7.62	(399,346)

Iceland	JPMorgan Chase Bank	2,600	1.75	3/20/18	7.62	(791,750)

Iceland	Barclays Bank PLC	800	1.88	3/20/18	7.62	(238,062)

Iceland	JPMorgan Chase Bank	800	1.90	3/20/18	7.62	(237,210)

Iceland	JPMorgan Chase Bank	1,000	2.10	3/20/23	7.05	(318,556)

Iceland	JPMorgan Chase Bank	1,000	2.45	3/20/23	7.05	(295,472)

Kazakhstan	Citigroup, Inc.	1,900	8.00	10/20/09	5.94	36,320

Kazakhstan	Barclays Bank PLC	1,900	9.75	11/20/09	5.94	153,480

Peru	Citigroup, Inc.	1,900	2.00	9/20/11	2.26	(7,085)

Peru	Citigroup, Inc.	1,000	2.90	10/20/13	2.73	7,746

						$(1,897,965)

Credit Default Swaps — Buy Protection

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Austria	Barclays Bank PLC	$2,200	0.44%	12/20/13	$73,629

Austria	Barclays Bank PLC	1,000	1.42	3/20/14	(9,802)

Italy	Credit Suisse First Boston, Inc.	6,800	0.20	12/20/16	400,401

Kazakhstan	Barclays Bank PLC	2,000	2.43	9/20/13	285,986

Malaysia	Barclays Bank PLC	2,100	2.40	3/20/14	(72,537)

Malaysia	Citigroup, Inc.	2,000	2.45	3/20/14	(73,636)

Philippines	Credit Suisse First Boston, Inc.	5,000	2.15	9/20/11	59,657

Philippines	JPMorgan Chase Bank	5,000	2.17	9/20/11	57,260

Turkey	JPMorgan Chase Bank	10,000	2.00	3/20/10	18,128

Turkey	Credit Suisse First Boston, Inc.	10,000	2.01	3/20/10	17,130

Turkey	Credit Suisse First Boston, Inc.	880	2.11	1/20/13	18,800

Turkey	Barclays Bank PLC	1,100	2.12	1/20/13	23,094

Turkey	JPMorgan Chase Bank	3,740	2.12	1/20/13	78,522

					$876,632

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $18,500,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Cross-Currency Swaps

	Notional	Notional
	Amount	Amount
	on Fixed	on Floating
	Rate	Rate				Net
	(currency	(currency	Floating	Fixed	Termination	Unrealized
Counterparty	received)	delivered)	Rate	Rate	Date	Depreciation

Citigroup, Inc.	TRY 1,110	USD 687	3-month USD- LIBOR-BBA	11.95%	2/15/12	$(36,348)

Citigroup, Inc.	TRY 2,367	USD 1,427	3-month USD- LIBOR-BBA	12.10	2/15/12	(118,348)

Credit Suisse First Boston, Inc.	TRY 1,799	USD 1,039	3-month USD- LIBOR-BBA	12.45	2/15/12	(138,558)

Citigroup, Inc.	TRY 3,434	USD 2,044	3-month USD- LIBOR-BBA	12.46	8/14/13	(239,082)

						$(532,336)

TRY -Turkish New Lira

The Fund pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written call options activity for the six months ended April 30, 2009 was as follows:

	Number of
	Contracts	Premiums
	(000’s omitted)	Received

Outstanding, beginning of period	—	$—
Options written	JPY 1,057,000	135,484

Outstanding, end of period	JPY 1,057,000	$135,484

JPY - Japanese Yen

At April 30, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8   Revolving Credit and Security Agreement

Effective February 9, 2009, the Fund entered into a Revolving Credit and Security Agreement (the Agreement) with a bank to borrow up to an initial limit of $125 million for the purchase of investment securities and for temporary or emergency purposes. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.15% on the borrowing limit. The Fund also paid an up-front fee of $125,000, which is being amortized to interest expense through February 5, 2010, the termination date of the Agreement. The unamortized balance at April 30, 2009 is approximately $97,000 and is included in prepaid expenses on the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At April 30, 2009, the Fund had borrowings outstanding under the Agreement of $115,000,000 at an interest rate of 1.07%. Prior to February 9, 2009, the Fund participated with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings were made by the Fund for the purpose of financial leverage. Interest was charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit was allocated among the participating portfolios and funds at the end of each quarter. For the six months ended April 30, 2009, the combined average borrowings under the Agreement and line of credit noted above and the average interest rate were $77,977,901 and 1.05%, respectively.

9   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective November 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$7,111,864	$366,357
Level 2	Other Significant Observable Inputs	396,710,779	(2,302,556)
Level 3	Significant Unobservable Inputs	1,781,745	—

Total		$405,604,388	$(1,936,199)

*	Other financial instruments include futures, forwards and swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument and written options.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Securities

Balance as of October 31, 2008	$2,004,855
Realized gains (losses)	(59)
Change in net unrealized appreciation (depreciation)*	(619,124)
Net purchases (sales)	(3,929)
Accrued discount (premium)	(1,079)
Net transfers to (from) Level 3	401,081

Balance as of April 30,2009	$1,781,745

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2009*	$(619,124)

*	Amount is included in the related amount on investments in the Statement of Operations.

11   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Eaton Vance Short Duration Diversified Income Fund

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on February 27, 2009. The following action was taken by the shareholders:

Item 1: The election of Benjamin C. Esty, Thomas E. Faust Jr. and Allen R. Freedman as Class I Trustees of the Fund for a three-year term expiring in 2012 and the election of Helen Frame Peters as a Class III Trustee of the Fund for a term expiring in 2011 to coincide with the term of office of her class.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Benjamin C. Esty	16,477,907	1,084,574
Thomas E. Faust Jr.	16,474,794	1,087,687
Allen R. Freedman	16,469,416	1,093,065
Helen Frame Peters	16,407,580	1,154,901

Eaton Vance Short Duration Diversified Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock & Transfer Trust Company as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, American Stock & Transfer Trust Company or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock & Transfer Trust Company, at 1-866-439-6787.

Eaton Vance Short Duration Diversified Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders
As of April 30, 2009, our records indicate that there are 35 registered shareholders and approximately 14,591 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Short Duration Diversified Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating-rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). The Board noted the nature of the management fees which are charged on total leveraged assets, and its relationship to the investment objectives of the Fund. The Board concluded that the fees were appropriate in light of the manner in which the leverage will be used by the Adviser in managing the Fund.

As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Short Duration Diversified Income Fund

OFFICERS AND TRUSTEES

Officers
Payson F. Swaffield
President

John R. Baur
Vice President

Michael A. Cirami
Vice President

Christine M. Johnston
Vice President

Catherine C. McDermott
Vice President

Scott H. Page
Vice President

Susan Schiff
Vice President

Mark S. Venezia
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

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Investment Adviser and Administrator of
Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Short Duration Diversified Income Fund
Two International Place
Boston, MA 02110

2319-6/09	CE-SDDISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Not required in this filing
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Contract Review Committee except as contemplated under the Fund Policy. The Board’s Contract Review Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Contract Review Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:   June 15, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:   June 15, 2009

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:   June 15, 2009